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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                          APRIL 8, 1998 (APRIL 3, 1998)
                Date of Report (Date of earliest event reported)



                          BECTON, DICKINSON AND COMPANY
               (Exact Name of Registrant as Specified in Charter)


         NEW JERSEY                      1-4802                  22-0760120
(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
     of Incorporation)                                       Identification No.)



            1 BECTON DRIVE
       FRANKLIN LAKES, NEW JERSEY                        07417-1880
(Address of Principal Executive Offices)                 (Zip Code)



                                 (201) 847-6800
              (Registrant's telephone number, including area code)


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ITEM 5. OTHER EVENTS.

                  On April 3, 1998, Becton, Dickinson and Company (the "Company") announced in a press release that it had consummated the acquisition of the Medical Devices Division of Ohmeda, the health care business of The BOC Group, Inc. Attached hereto as Exhibit 99, which is hereby incorporated herein by reference, is a copy of such press release. The purchase price was approximately $452 million dollars in cash, subject to adjustment.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)  Exhibits

              Exhibit 99 Becton, Dickinson and Company Press Release issued on April 3, 1998.












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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       BECTON DICKINSON AND COMPANY


                                       By:      /s/ Bridget M. Healy
                                       Name:    Bridget M. Healy
                                       Title:   Vice President, Secretary, and
                                                Associate General Counsel

Date: April 8, 1998












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                                INDEX TO EXHIBITS

       EXHIBIT
        NUMBER                                  DESCRIPTION

          99            Becton, Dickinson and Company Press Release issued on
                        April 3, 1998.

















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